UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

MICROSOFT CORPORATION

(Exact name of registrant as specified in charter)

Washington	0-14278	91-1144442
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 882-8080

N/A

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

On Thursday, July 22, 2004, Microsoft Corporation issued a press release announcing its financial results for the fiscal quarter and year ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)

Date: July 22, 2004	/s/ John G. Connors
John G. Connors
Senior Vice President; Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release, dated July 22, 2004, issued by Microsoft Corporation

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